YieldMax Dorsey Wright Hybrid 5 Income ETF

Schedule of Investments

April 30, 2026 (Unaudited)

COMMON STOCKS - 41.6%	Shares	Value
Financial Services - 5.7%
Circle Internet Group, Inc. - Class A(a)	3,121	$283,637

Health Care - 7.1%
Moderna, Inc.(a)	7,642	351,073

Media - 10.1%
Alphabet, Inc. - Class A	1,305	502,164

Tech Hardware & Semiconductors - 18.7%
NVIDIA Corp.	2,273	453,623
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,193	472,499
		926,122

TOTAL COMMON STOCKS (Cost $1,972,100)		2,062,996

EXCHANGE TRADED FUNDS - 57.3%	Shares	Value
YieldMax CRCL Option Income Strategy ETF(b)	19,881	404,777
YieldMax GOOGL Option Income Strategy ETF(b)	44,161	682,287
YieldMax MRNA Option Income Strategy ETF(b)	31,419	491,393
YieldMax NVDA Option Income Strategy ETF(b)	45,484	612,215
YieldMax TSM Option Income Strategy ETF(b)	39,564	655,576
		2,846,248

TOTAL EXCHANGE TRADED FUNDS (Cost $3,107,564)		2,846,248

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%	Shares	Value
First American Government Obligations Fund - Class X, 3.58%(c)	7,574	7,574

TOTAL SHORT-TERM INVESTMENTS (Cost $7,574)		7,574

TOTAL INVESTMENTS - 99.1% (Cost $5,087,238)		$4,916,818
Other Assets in Excess of Liabilities - 0.9%		43,275
TOTAL NET ASSETS - 100.0%		$4,960,093

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(a)	Non-income producing security.
(b)	Affiliated security as defined by the Investment Company Act of 1940.
(c)	The rate shown represents the 7-day annualized effective yield as of April 30, 2026.

Summary of Fair Value Disclosure as of April 30, 2026 (Unaudited)

YieldMax Dorsey Wright Hybrid 5 Income ETF (the “Fund”) has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$2,846,248	$—	$—	$2,846,248
Common Stocks	2,062,996	—	—	2,062,996
Money Market Funds	7,574	—	—	7,574
Total Investments	$4,916,818	$—	$—	$4,916,818

Refer to the Schedule of Investments for further disaggregation of investment categories.

The Fund held affiliated securities of the following companies during the period ended April 30, 2026. Transactions during the period in these securities of affiliated companies were as follows:

Fair Value
Security Name	Share Balance 4/30/2026	Fair Value at 7/31/2025	Purchases	Sales	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Fair Value at 4/30/2026	Dividend Income
YieldMax AMD Option Income Strategy ETF	—	$—	S1,375,684	$(970,078)	$(405,606)	$—	$—	$234,749
YieldMax Bitcoin Option Income Strategy ETF	—	1,350,228	—	(1,215,274)	(179,031)	44,077	—	100,697
YieldMax COIN Option Income Strategy ETF	—	1,183,323	329,313	(1,233,114)	(318,921)	39,399	—	188,529
YieldMax CRCL Option Income Strategy ETF	19,881	—	496,031	—	—	(91,254)	404,777	42,768
YieldMax CVNA Option Income Strategy ETF	—	1,428,048	5,411	(1,141,970)	(134,447)	(157,042)	—	192,622
YieldMax GOOGL Option Income Strategy ETF	44,161	—	1,079,457	(422,664)	(8,806)	34,300	682,287	100,800
YieldMax HOOD Option Income Strategy ETF	—	1,263,834	160,369	(985,413)	(439,725)	935	—	460,283
YieldMax MRNA Option Income Strategy ETF	31,419	—	879,464	(210,886)	(16,411)	(160,774)	491,393	153,013
YieldMax NFLX Option Income Strategy ETF	—	1,297,385	8,356	(952,164)	(481,254)	127,677	—	167,873
YieldMax NVDA Option Income Strategy ETF	45,484	—	718,481	(71,849)	(2,816)	(31,601)	612,215	58,011
YieldMax PLTR Option Income Strategy ETF	—	—	1,331,530	(845,368)	(486,162)	—	—	205,027
YieldMax RDDT Option Income Strategy ETF	—	—	1,468,208	(754,853)	(713,355)	—	—	332,903
YieldMax TSM Option Income Strategy ETF	39,564	—	744,151	(72,427)	(4,162)	(11,986)	655,576	64,984
		$6,522,818	$8,596,455	$(8,876,060)	$(3,190,696)	$(206,269)	$2,846,248	$2,302,259